Exhibit 99.4

MMMMMMMMMMMM MMMMMMMMMMMMMMM C123456789 IMPORTANT SPECIAL MEETING INFORMATION 000004 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE SACKPACK 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MR A SAMPLE Electronic Voting Instructions DESIGNATION (IF ANY) Available 24 hours a day, 7 days a week! ADD 1 ADD 2 Instead of mailing your proxy, you may choose one of the voting ADD 3 methods outlined below to vote your proxy. ADD 4 VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. MMMMMMMMM ADD 5 Proxies submitted by the Internet or telephone must be received by ADD 6 11:59 p.m., Central Time, on , 2018. Vote by Internet • Go to www.envisionreports.com/wmb • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in X this example. Please do not write outside the designated areas. Special Meeting Proxy Card 1234 5678 9012 345 qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2 and 3. For Against Abstain + 1. To approve the adoption of an amendment to The Williams Companies, Inc. (“WMB”) certificate of incorporation (the “Charter Amendment”) to increase the number of authorized shares of capital stock from 990,000,000 shares to 1,500,000,000 shares, consisting of 1,470,000,000 shares of WMB common stock, par value $1.00 per share, and 30,000,000 shares of WMB preferred stock, par value $1.00 per share (the “Charter Amendment Proposal”). 2. To approve, subject to and conditioned upon the effectiveness of the Charter Amendment, the issuance of WMB common stock pursuant to the Agreement and Plan of Merger, dated as of May 16, 2018 (the “Stock Issuance Proposal”). 3. To approve the adjournment of the special meeting from time to time, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the Charter Amendment Proposal or the Stock Issuance Proposal. B Meeting Attendance Mark the box to the right if you plan to attend the special meeting. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMM1UPX 3828231 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 02VDND

THE WILLIAMS COMPANIES, INC. Special Meeting of Stockholders , 2018 – a.m., Central Time The Williams Resource Center Theater, One Williams Center, Tulsa, Oklahoma 74172 Important notice regarding the availability of proxy materials for the special meeting: The proxy statement/prospectus is available electronically at www.envisionreports.com/wmb. STOCKHOLDER MEETING ATTENDANCE: A photo ID and for beneficial owners proof of ownership of WMB shares as of , 2018 are required for admittance in the meeting. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — The Williams Companies, Inc This proxy is solicited on behalf of the Board of Directors for the Special Meeting of Stockholders on , 2018. The undersigned hereby appoints Alan S. Armstrong, John D. Chandler and T. Lane Wilson, and each of them, as attorneys-in-fact, agents and proxies of the undersigned, with full powers of substitution to each, to attend and act as proxy or proxies of the undersigned at the special meeting of stockholders of The Williams Companies, Inc. to be held on , 2018, at a.m., Central Time, at The Williams Resource Center Theater, One Williams Center, Tulsa, Oklahoma 74172, and at any and all adjournments or postponements thereof, and to vote upon and in respect of the following matters and in accordance with the following instructions the number of shares of common stock, par value $1.00 per share, of The Williams Companies, Inc. which the undersigned, if personally present, would be entitled to vote. To participants in The Williams Investment Plus Plan: This proxy/voting instruction card constitutes your voting instructions to the Trustee(s) of such Plan. Non-voted shares will be voted in the same proportion on each issue as the Trustee votes those shares for which it receives voting instructions from participants. Your voting instructions must be received prior to , 2018 at 1:00 a.m., Central Time. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED ON THIS PROXY, OR IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3 AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID REPLY ENVELOPE.